Carla Baca
Director of Corporate Communications
P: 615.269.8175
News Release
HEALTHCARE REALTY TRUST REPORTS NORMALIZED FFO OF $0.35 PER SHARE FOR THE FIRST QUARTER

NASHVILLE, Tennessee, April 30, 2014 - Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the first quarter ended March 31, 2014. Normalized FFO for the three months ended March 31, 2014 totaled $0.35 per diluted common share. Normalized FAD for the three months ended March 31, 2014 totaled $0.36 per diluted common share.

Salient highlights include:

•	Normalized FFO grew $5.7 million, or 20.3% year-over-year, to $33.5 million. Over the same time period, normalized FFO per share increased 9.4%.

•
The twelve development conversion properties generated NOI of $3.1 million and would have generated $3.6 million had all occupants been in place and paying rent for the entire quarter. Occupancy and leasing at these twelve properties increased to 66% and 81%, respectively.

•	Leases totaling 441,000 square feet were signed or renewed during the first quarter, on track with expectations, with tenant retention increasing to 82%.

•	Same store NOI grew by 0.5% year-over-year. Multi-tenant operating expenses, notably utilities and snow removal, were adversely affected by harsh winter conditions.

•	Occupancy at the same store properties remained stable at 91%.

•	A dividend of $0.30 per common share was declared for the first quarter of 2014, which is 83.3% of normalized FAD.

For the three months ended March 31, 2014, year-over-year revenues grew by $11.6 million to $91.9 million. The Company reported net income attributable to common stockholders for the quarter of $3.9 million.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 201 real estate properties and mortgages as of March 31, 2014. The Company's 198 owned real estate properties are located in 28 states and total approximately 14.0 million square feet. The Company provides property management services to approximately 10.3 million square feet nationwide.
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Additional information regarding the Company, including this quarter's operations, can be found at www.healthcarerealty.com. Please contact the Company at 615.269.8175 to request a printed copy of this information.

In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2013 under the heading "Risk Factors," and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Balance Sheets (1)
(amounts in thousands, except per share data)
(Unaudited)

ASSETS
Real Estate Properties:	3/31/2014	12/31/2013
Land	$176,553	$178,931
Buildings, improvements and lease intangibles	2,903,471	2,861,935
Personal property	9,369	9,267
Land held for development	17,054	17,054
Total real estate properties	3,106,447	3,067,187
Less accumulated depreciation	(652,349)	(632,109)
Total real estate properties, net	2,454,098	2,435,078
Cash and cash equivalents	10,169	8,671
Mortgage notes receivable	86,372	125,547
Assets held for sale and discontinued operations, net	10,218	6,852
Other assets, net	160,267	153,514
Total assets	$2,721,124	$2,729,662

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,388,241	$1,348,459
Accounts payable and accrued liabilities	50,682	73,741
Liabilities of discontinued operations	971	1,112
Other liabilities	59,436	61,064
Total liabilities	1,499,330	1,484,376
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value; 150,000 shares authorized; 96,038 and 95,924 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	960	959
Additional paid-in capital	2,326,889	2,325,228
Accumulated other comprehensive income	51	51
Cumulative net income attributable to common stockholders	812,214	808,362
Cumulative dividends	(1,919,925)	(1,891,123)
Total stockholders’ equity	1,220,189	1,243,477
Noncontrolling interests	1,605	1,809
Total equity	1,221,794	1,245,286
Total liabilities and equity	$2,721,124	$2,729,662

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Operations (1)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues
Rental income	$87,829	$75,880
Mortgage interest	2,621	2,937
Other operating	1,449	1,456
	91,899	80,273
Expenses
Property operating	33,431	29,452
General and administrative	5,978	6,540
Depreciation	24,134	21,180
Amortization	2,759	2,666
Bad debt, net of recoveries	47	(12)
	66,349	59,826
Other Income (Expense)
Interest expense	(17,918)	(19,771)
Interest and other income, net	100	231
	(17,818)	(19,540)

Income From Continuing Operations	7,732	907

Discontinued Operations
Income (loss) from discontinued operations	(344)	1,705
Impairments	(3,425)	(3,630)
Loss From Discontinued Operations	(3,769)	(1,925)

Net Income (Loss)	3,963	(1,018)
Less: Net (income) loss attributable to noncontrolling interests	(111)	19
Net Income (Loss) Attributable To Common Stockholders	$3,852	($999)
Basic Earnings (Loss) Per Common Share:
Income from continuing operations	$0.08	$0.01
Discontinued operations	(0.04)	(0.02)
Net income (loss) attributable to common stockholders	$0.04	($0.01)
Diluted Earnings (Loss) Per Common Share:
Income from continuing operations	$0.08	$0.01
Discontinued operations	(0.04)	(0.02)
Net income (loss) attributable to common stockholders	$0.04	($0.01)
Weighted Average Common Shares Outstanding—Basic	94,152	86,894
Weighted Average Common Shares Outstanding—Diluted	95,585	88,382

(1)
The Condensed Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of FFO and Normalized FFO (1) (2)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2014	2013
Net Income (Loss) Attributable to Common Stockholders	$3,852	($999)
Impairments	3,425	3,630
Real estate depreciation and amortization	26,248	23,958
Total adjustments	29,673	27,588
Funds From Operations	$33,525	$26,589
Acquisition costs	—	219
Write-off deferred financing costs upon renewal of line of credit	—	252
Interest incurred related to the timing of insurance/redemption of senior notes	—	188
Severance costs included in general and administrative expenses	—	609
Normalized Funds From Operations	$33,525	$27,857
Funds from Operations per Common Share—Diluted	$0.35	$0.30
Normalized Funds From Operations Per Common Share—Diluted	$0.35	$0.32
FFO Weighted Average Common Shares Outstanding	95,585	88,382
Normalized FFO Weighted Average Common Shares Outstanding	95,585	88,382

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income attributable to common stockholders as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of FAD and Normalized FAD (1)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2014	2013
Net Income (Loss) Attributable to Common Stockholders	$3,852	($999)
Impairments	3,425	3,630
Depreciation and amortization	28,049	25,868
Provision for bad debt, net	47	(12)
Straight-line rent receivable	(2,303)	(1,680)
Straight-line rent liability	108	102
Stock-based compensation	1,516	1,848
Provision for deferred post-retirement benefits	13	217
Total non-cash items included in cash flows from operating activities	30,855	29,973
Funds Available For Distribution	$34,707	$28,974
Acquisition costs	—	219
Write-off deferred financing costs upon renewal of line of credit	—	252
Interest incurred related to the timing of insurance/redemption of senior notes	—	188
Severance costs included in general and administrative expenses excluding stock based compensation	—	218
Normalized Funds Available For Distribution	$34,707	$29,851
Funds Available For Distribution Per Common Share—Diluted	$0.36	$0.33
Normalized Funds Available For Distribution Per Common Share—Diluted	$0.36	$0.34
FAD Weighted Average Common Shares Outstanding	95,485	88,382
Normalized FAD Weighted Average Common Shares Outstanding	95,485	88,382

(1)
Funds Available For Distribution (“FAD”) does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FAD should not be considered an alternative to net income attributable to common stockholders as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

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